Delinquent Participant Contributions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Delinquent Participant Contributions

NOTE 10 – Delinquent Participant Contributions
The Employer remitted participant deferrals totaling $171,829 to the Trustee later than required by the Department of Labor (“DOL”) Regulation 2510.3-102 during the year ended December 31, 2024 (“Late Remittances”). The DOL considers Late Remittances to be prohibited transactions. The Employer identified late remittances in November 2024 and self-corrected the remittances in January 2025, after the close of the plan year. Participant accounts were credited with the amount of investment income which would have been earned had the participant deferrals been remitted on a timely basis. The related excise taxes were remitted in 2025.